Exhibit 10.115

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

October 12, 2011

Brocade Communications Systems, Inc.

130 Holger Way

San Jose, CA 95134-1376

Subject: Amendment #19 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003

This Amendment #19 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

1.	In the preamble, delete the second sentence and replace it with the following:

“This SOW is effective beginning on December 15, 2003 (“Effective Date”) and will remain in effect until December 31, 2013.”

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of Cliff Yochelson. This amendment will be effective when signed by both parties.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1 of 2
Amendment 19	IBM Brocade Confidential

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications
By:	By:

/s/ Kristen Styers 10/24/11	/s/ Andy Vandeveld
IBM Signature Date	Brocade Communications Date

Kristen Styers	Andy Vandeveld
Printed Name	Printed Name

Mgr. Networking	V.P. GSI
Title & Organization	Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA	Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL
By:

/s/ Alberto Soto 24 October 2011
Authorized Signature Date

Alberto Soto
Type or Print Name

Vice President EMEA
Title & Organization

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2 of 2
Amendment 19	IBM Brocade Confidential